UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2004 (November 19, 2004)

TODCO

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31983	76-0544217

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Parkway South, Suite 800
Houston, TX 77042-3615
(Address and Zip Code of Principal Executive Offices)

(713) 278-6000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 19, 2004, TODCO and Transocean Inc. (“Transocean”) entered into an amendment to the existing Registration Rights Agreement between them reflecting Transocean’s agreement to bear certain costs associated with a secondary public offering of shares of TODCO held by Transocean commencing on November 22, 2004. TODCO is a controlled subsidiary of Transocean Inc.

ITEM 8.01. OTHER EVENTS

TODCO announced today in a press release that it filed a registration statement on Form S-1 for the sale of up to 14,950,000 shares of TODCO common stock owned by Transocean, including up to 1,950,000 shares to cover an underwriters’ option to purchase additional shares to cover over-allotments, if any. The press release with this announcement is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit number	Description
10.1	Amendment Number 2 to Registration Rights Agreement between TODCO and Transocean dated November 19, 2004 (incorporated by reference to Exhibit 10.17 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 22, 2004).

10.2	Amendment Number 1 to Registration Rights Agreement between TODCO and Transocean Inc. dated September 7, 2004 (incorporated by reference to Exhibit 10.15 to Amendment Number 1 to the Company’s Registration Statement on Form S-1, filed with the SEC on September 9, 2004).

10.3	Registration Rights Agreement between TODCO and Transocean Inc. dated February 4, 2004 (incorporated by reference to Exhibit 99.6 to Current Report on Form 8-K of Transocean Inc. filed March 3, 2004).

99.1	TODCO Press Release dated November 22, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TODCO
By:	/s/ Randall A. Stafford
Randall A. Stafford
Vice President & General Counsel

Dated:      November 22, 2004

INDEX TO EXHIBITS

Exhibit number	Description
10.1	Amendment Number 2 to Registration Rights Agreement between TODCO and Transocean dated November 19, 2004 (incorporated by reference to Exhibit 10.17 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 22, 2004).

10.2	Amendment Number 1 to Registration Rights Agreement between TODCO and Transocean Inc. dated September 7, 2004 (incorporated by reference to Exhibit 10.15 to Amendment Number 1 to the Company’s Registration Statement on Form S-1, filed with the SEC on September 9, 2004).

10.3	Registration Rights Agreement between TODCO and Transocean Inc. dated February 4, 2004 (incorporated by reference to Exhibit 99.6 to Current Report on Form 8-K of Transocean Inc. filed March 3, 2004).

99.1	TODCO Press Release dated November 22, 2004.